Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
Net revenue	$97,163	$96,777	$186,063	$184,607
Operating expenses:
Personnel expense	33,859	33,150	66,313	64,786
Medical supplies expense	23,189	23,581	42,411	45,688
Bad debt expense	10,006	9,931	19,715	17,437
Other operating expenses	22,843	22,296	46,959	44,640
Pre-opening expenses	—	—	—	866
Depreciation	4,630	6,124	9,517	12,064
Impairment of long-lived assets	19,548	14,700	19,548	14,700
Loss (gain) on disposal of property, equipment and other assets	178	(69)	271	27

Total operating expenses	114,253	109,713	204,734	200,208

Loss from operations	(17,090)	(12,936)	(18,671)	(15,601)
Other income (expenses):
Interest expense	(997)	(1,054)	(2,079)	(1,999)
Interest and other income	50	15	539	85
Gain on sale of unconsolidated affiliates	179	—	15,570	—
Loss on note receivable	—	(1,507)	—	(1,507)
Equity in net earnings of unconsolidated affiliates	1,258	3,092	1,860	4,608

Total other income (expense), net	490	546	15,890	1,187

Loss from continuing operations before income taxes	(16,600)	(12,390)	(2,781)	(14,414)
Income tax benefit	(7,695)	(5,639)	(3,213)	(6,976)

(Loss) income from continuing operations	(8,905)	(6,751)	432	(7,438)
(Loss) income from discontinued operations, net of taxes	(1,401)	(1,934)	37,727	(3,064)

Net (loss) income	(10,306)	(8,685)	38,159	(10,502)
Less: Net income attributable to noncontrolling interest	(3,189)	(2,524)	(14,615)	(3,364)

Net (loss) income attributable to MedCath Corporation	$(13,495)	$(11,209)	$23,544	$(13,866)

Amounts attributable to MedCath Corporation common stockholders:
Loss from continuing operations, net of taxes	$(12,341)	$(8,970)	$(5,179)	$(10,872)
(Loss) income from discontinued operations, net of taxes	(1,154)	(2,239)	28,723	(2,994)

Net (loss) income	$(13,495)	$(11,209)	$23,544	$(13,866)

(Loss) earnings per share, basic
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.61)	$(0.46)	$(0.26)	$(0.55)
(Loss) income from discontinued operations attributable to MedCath Corporation common stockholders	(0.06)	(0.11)	1.43	(0.15)

(Loss) earnings per share, basic	$(0.67)	$(0.57)	$1.17	$(0.70)

(Loss) earnings per share, diluted
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.61)	$(0.46)	$(0.26)	$(0.55)
(Loss) income from discontinued operations attributable to MedCath Corporation common stockholders	(0.06)	(0.11)	1.43	(0.15)

(Loss) earnings per share, diluted	$(0.67)	$(0.57)	$1.17	$(0.70)

Weighted average number of shares, basic	20,208	19,829	20,075	19,786
Dilutive effect of stock options and restricted stock	—	—	6	—

Weighted average number of shares, diluted	20,208	19,829	20,081	19,786

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,	September 30,
	2011	2010
	(Unaudited)
Current assets:
Cash and cash equivalents	$119,735	$33,141
Accounts receivable, net	49,748	43,811
Income tax receivable	—	6,188
Medical supplies	10,373	10,550
Deferred income tax assets	8,500	13,247
Prepaid expenses and other current assets	12,949	13,453
Current assets of discontinued operations	46,619	47,920

Total current assets	247,924	168,310
Property and equipment, net	153,469	182,222
Other assets	18,484	24,716
Non-current assets of discontinued operations	1,152	119,290

Total assets	$421,029	$494,538

Current liabilities:
Accounts payable	$16,633	$15,716
Income tax payable	3,205	—
Accrued compensation and benefits	14,775	16,418
Other accrued liabilities	15,503	16,663
Current portion of long-term debt and obligations under capital leases	32,793	16,672
Current liabilities of discontinued operations	14,174	35,044

Total current liabilities	97,083	100,513
Long-term debt	—	52,500
Obligations under capital leases	5,191	6,500
Other long-term obligations	2,804	5,053
Long-term liabilities of discontinued operations	—	35,968

Total liabilities	105,078	200,534

Commitments and contingencies

Redeemable noncontrolling interest	7,356	11,534

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,281,828 issued and 20,327,467 outstanding at March 31, 2011; 22,423,666 issued and 20,469,305 outstanding at September 30, 2010	216	216
Paid-in capital	458,573	457,725
Accumulated deficit	(116,247)	(139,791)
Accumulated other comprehensive loss	—	(444)
Treasury stock, at cost;
1,954,361 shares at March 31, 2011 and September 30, 2010	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	297,745	272,909
Noncontrolling interest	10,850	9,561

Total equity	308,595	282,470

Total liabilities and equity	$421,029	$494,538

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2011	2010	% Change	2011	2010	% Change
Statement of Operations Data:
Net revenue	$97,163	$96,777	0.4%	$186,063	$184,607	0.8%
Adjusted EBITDA (1)	$9,770	$9,033	8.2%	$15,575	$13,882	12.2%
Loss from operations	$(17,090)	$(12,936)	32.1%	$(18,671)	$(15,601)	19.7%
Loss from continuing operations, net of taxes	$(12,341)	$(8,970)	37.6%	$(5,179)	$(10,872)	(52.4)%
Loss per share from continuing operations, basic	$(0.61)	$(0.46)	32.1%	$(0.26)	$(0.55)	(53.0)%
Loss per share from continuing operations, diluted	$(0.61)	$(0.46)	32.1%	$(0.26)	$(0.55)	(53.1)%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,
	2011	2010	% Change	2011	2010	% Change
Selected Operating Data (a):
Number of hospitals	5	5		5	5
Licensed beds (c)	421	421		421	421
Staffed and available beds (d)	380	380		380	380
Admissions (e)	4,905	4,918	(0.3)%	9,343	9,404	(0.6)%
Adjusted admissions (f)	7,231	7,257	(0.4)%	14,074	13,745	2.4%
Patient days (g)	18,840	18,690	0.8%	35,085	35,362	(0.8)%
Adjusted patient days (h)	28,018	27,626	1.4%	53,194	51,905	2.5%
Average length of stay (days) (i)	3.84	3.80	1.1%	3.76	3.76	0.0%
Occupancy (j)	55.1%	54.6%		50.7%	51.1%
Inpatient catheterization procedures (k)	1,940	2,054	(5.6)%	3,732	3,888	(4.0)%
Inpatient surgical procedures (l)	1,187	1,171	1.4%	2,219	2,259	(1.8)%
Hospital net revenue	$94,996	$93,881	1.2%	$181,614	$178,263	1.9%

Combined Operating Data (b):
Number of hospitals	6	6		6	6
Licensed beds (c)	533	533		533	533
Staffed and available beds (d)	489	488		489	488
Admissions (e)	6,658	6,933	(4.0)%	12,914	13,136	(1.7)%
Adjusted admissions (f)	10,441	10,953	(4.7)%	20,608	20,622	(0.1)%
Patient days (g)	24,514	24,883	(1.5)%	46,233	46,710	(1.0)%
Adjusted patient days (h)	38,409	38,985	(1.5)%	73,593	72,817	1.1%
Average length of stay (days) (i)	3.68	3.59	2.5%	3.58	3.56	0.6%
Occupancy (j)	55.7%	56.7%		51.9%	52.6%
Inpatient catheterization procedures (k)	2,129	2,286	(6.9)%	4,101	4,318	(5.0)%
Inpatient surgical procedures (l)	1,603	1,553	3.2%	3,054	3,002	1.7%
Hospital net revenue	$122,606	$119,333	2.7%	$235,325	$227,980	3.2%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three and six months ended March 31, 2011 and 2010.

	Three Months Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
	(in thousands)		(in thousands)
Loss from continuing operations, net of taxes	$(12,341)	$(8,970)	$(5,179)	$(10,872)
Add:
Income tax (benefit) expense	(7,695)	(5,639)	(3,213)	(6,976)
Net income attributable to noncontrolling interest	3,436	2,216	5,610	3,434
Equity in net earnings of unconsolidated affiliates	(1,258)	(3,092)	(1,860)	(4,608)
Interest and other income	(50)	(15)	(539)	(85)
Loss on note receivable	—	1,507	—	1,507
Gain on sale of unconsolidated affiliates	(179)	—	(15,570)	—
Interest expense	997	1,054	2,079	1,999
Loss (gain) on disposal of property, equipment and other assets	178	(69)	271	27
Impairment of long-lived assets	19,548	14,700	19,548	14,700
Depreciation	4,630	6,124	9,517	12,064
Pre-opening expenses	—	—	—	866
Share-based compensation expense	922	1,217	2,854	1,826
Professional fees for strategic options process	1,582	—	4,144	—
Sales tax refunds, net	—	—	(2,087)	—

Adjusted EBITDA	$9,770	$9,033	$15,575	$13,882

The following table reconciles MedCath Corporation’s diluted (loss) earnings per share from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted earnings per share from continuing operations (inclusive of the effect of dilutive shares) for the three and six months ended March 31, 2011 and 2010.

	Three Months Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
Diluted (loss) earnings per share	$(0.61)	$(0.46)	$(0.26)	$(0.55)
Add:
Gain on sale of unconsolidated affiliates	(0.01)	—	(0.47)	—
Professional fees for strategic options process	0.05	—	0.13	—
Sales tax refunds	—	—	(0.06)	—
Impairment of long-lived assets	0.59	0.60	0.59	0.60
Loss on note receivable	—	0.05	—	0.05
Share-based compensation expense	0.03	0.04	0.09	0.06
Pre-opening expense	—	—	—	0.02

Adjusted diluted earnings per share	$0.05	$0.23	$0.02	$0.18